AMENDMENT NUMBER 4
                                     TO THE
                          U.S.B. HOLDING COMPANY, INC.
              EMPLOYEE STOCK OWNERSHIP PLAN WITH 401(k) PROVISIONS

      WHEREAS, the Board of Directors of U.S.B. Holding Company, Inc. ("Company") desires to amend the U.S.B. Holding Company, Inc. Employee Stock Ownership Plan ("KSOP") to (i) provide greater flexibility with respect to the form of distributions, and (ii) increase the number of permissible investment funds.

      NOW, THEREFORE, BE IT RESOLVED, that the KSOP is hereby amended as follows:

      1. Distribution Options.

      Section 14(a) is hereby amended by deleting the following language:

            "Once entitled to distribution, the Participant may choose the following alternative modes of distribution:

            (1) Distribution of a Participant's Capital Accumulation in a single distribution at some later date; or

            (2) Distribution of a Participant's Capital Accumulation in substantially equal, annual installments over a period not exceeding five (5) years (provided that such period does not exceed the life expectancy of the Participant); or

            (3)   Any combination of the foregoing."

      and substituting therefor the following language:

            "Once entitled to distribution, the Participant may choose the following alternative modes of distribution:

            (1) Distribution of all or a portion of a Participant's Capital Accumulation in a single distribution at some later date; or

            (2) Distribution of a Participant's Capital Accumulation in substantially equal, annual installments over a period not exceeding the life expectancy of the Participant); or

            (3)   Any combination of the foregoing.

      2. Investment Funds.

      Section 5(c) is hereby amended to add the following new subsection (3):

            "(3) Any other fund which the Trustees may establish from time to time."

      2. Ratification.

      All other provisions of the KSOP not otherwise affected by this Amendment are hereby ratified and confirmed.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of U.S.B. Holding Company, Inc. hereby adopts this Amendment Number 4 to the U.S.B. Holding Company, Inc. Employee Stock Ownership Plan with 401(k) Provisions on this 20th day of November, 1996.

                                        U.S.B. HOLDING COMPANY, INC.

                                        By /s/ Steven T. Sabatini
                                           -------------------------------------

                                        As Its: Executive Vice President
                                                --------------------------------


                                       2